UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2014

Health Revenue Assurance Holdings, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	333-173039	99-0363866
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8551 W. Sunrise Boulevard, Suite 304 Plantation, Florida	33322
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 954-472-2340

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2014, Ms. Andrea Clark resigned as a Chief Visionary Officer of Health Revenue Assurance Holdings, Inc. (the “Company”).  The Company would like to thank Ms. Clark for her years of service.  Ms. Denise Williams, who has been working under the direct tutelage of Ms. Clark for the past six years, will perform the duties left vacant by Ms. Clark’s resignation.   Ms. Clark also resigned as a director of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH REVENUE ASSURANCE HOLDINGS, INC.

Date: July 3, 2014	By:	/s/ Todd Willis
	Name:	Todd Willis
	Title:	Chief Executive Officer

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